UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

March 15, 2007

Date of Report (Date of earliest event reported)

KOPPERS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Koppers Inc. and CSX Transportation Inc. (“CSX”) have agreed to a new five-year contract that was executed on March 15, 2007. The initial term of the contract is February 1, 2007 through January 31, 2012. The contract also includes provisions that allow the term to be extended for an additional five-year period. Koppers provides treated railroad crossties as well as other products and services to CSX through its railroad products and services business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2007

KOPPERS INC.

By:	/s/ Steven R. Lacy
Steven R. Lacy Senior Vice President, Administration, General Counsel and Secretary

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